UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

INVE Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900-B Carnegie Avenue
Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (657) 356-8384

Identiv, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 15, 2026, Identiv, Inc. (the “Company”) completed the sale of its specialty Internet of Things business (the “Business”) through the sale of substantially all of its operating assets, including all outstanding shares of Identiv (Thailand) Co., Ltd, a wholly-owned subsidiary of Identiv, and $25 million in cash, to Trackonomy Systems, Inc., a Delaware corporation (“Buyer”), and Buyer assumed certain liabilities related to the Business (collectively, the “ Stock and Asset Sale”) pursuant to that certain Stock and Asset Purchase Agreement, dated as of June 24, 2026 (“Purchase Agreement”), by and between the Company and Buyer.

As consideration for the Stock and Asset Sale, the Company received $50 million of shares of Series C Preferred Stock of Buyer, at a value of $20.07 per share, as of September 15, 2026 (the “Closing”), subject to customary adjustments pursuant to the Purchase Agreement, which will be made 90 days after the Closing, subject to customary dispute procedures.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2026 and is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2026 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to change its corporate name from Identiv, Inc. to INVE Technologies, Inc., effective September 15, 2026 (the “Name Change”). The Name Change was approved by the Company’s Board of Directors (the “Board”) on September 11, 2026, subject to the closing of the Asset Sale. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s stockholders. The Company also amended its Amended and Restated Bylaws effective September 15, 2026 to reflect the Name Change (the “Bylaws”).

Copies of the Certificate of Amendment and Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 10, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). The final results for each of the matters submitted to the stockholders at the 2026 Annual Meeting are as follows:

1. The Stock and Asset Sale was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,581,408	5,539,132	880,225	3,255,471

2. The compensation that may be paid or payable to the Company’s named executive officers that is based on or otherwise relates to the Stock and Asset Sale was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
11,025,047	5,772,838	23,257	3,255,471

3. The following director nominees were elected to each serve for a one-year term expiring at the 2027 annual meeting, to hold office until their respective successors have been elected and qualified, or upon their earlier death, resignation or removal. The votes were as follows:

	For	Withheld	Broker Non-Votes
Laura Angelini	10,317,467	6,503,675	3,255,471
Richard E. Kuntz, M.D.	10,806,634	6,014,508	3,255,471
Miguel A. Lopez	11,563,119	5,258,023	3,255,471
Kirsten F. Newquist	12,509,293	4,311,849	3,255,471
James E. Ousley	10,581,084	6,240,058	3,255,471

4. The issuance of more than 19.99% of Identiv common stock upon the conversion of the Company’s Series B Preferred Stock for purposes of complying with Nasdaq Listing Rules 5635(b) and (d) was approved. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
10,642,506	6,156,547	22,089	3,255,471

5. The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
10,087,173	6,731,294	2,675	3,255,471

6. The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was ratified. The votes were as follows:

For	Against	Abstain
18,425,505	1,546,165	104,943

7. The adjournment of the Annual Meeting to a later date, if necessary or appropriate, to allow for the solicitation of additional proxies in the event that there are insufficient votes at the time of the Annual Meeting to approve the Stock and Asset Sale; however, as there were sufficient votes to approve the Stock and Asset Sale at the time of the Annual Meeting, adjournment of the Annual Meeting was not necessary. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
14,511,782	5,531,059	33,772	3,255,471

Item 7.01	Regulation FD Disclosure.

On September 15, 2026, the Company issued a press release announcing the Closing and the Name Change. The press release also announced the appointment of James Greenwell as Interim Chief Executive Officer, effective September 21, 2026. In connection with Mr. Greenwell’s appointment, as previously announced, Kirsten Newquist will resign as Chief Executive Officer effective September 21, 2026, and will resign from the Board of Directors effective September 30, 2026. Ms. Newquist will remain employed by the Company through September 30, 2026. The Company will file a separate Current Report on Form 8-K providing the information required by Items 5.02(b), (c) and (d). A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed consolidated balance sheets as of June 30, 2026 and December 31, 2025, and pro forma condensed consolidated statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025 and notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of INVE Technologies, Inc.

3.2	Amended and Restated Bylaws of INVE Technologies, Inc., as amended September 15, 2026.

99.1	Press release dated September 15, 2026.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover page Interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVE Technologies, Inc.

September 16, 2026	By:	/s/ Edward Kirnbauer
Edward Kirnbauer
Chief Financial Officer